May 23, 2002

Dear Fellow Shareholders:

     We are pleased to report that the Meehan Focus Fund produced strong returns over the first half of its fiscal year through April 30, 2002, significantly better than the S&P 500 and the NASDAQ. Over the past six months our Fund had a total return of 17.84%, and over the past year, our Fund had a total return of 7.89%. Both the S&P 500 and the NASDAQ sustained significant losses over the past year.

--------------------------------------------------------------------------------
                         Six Months          Past Year        Annualized Return
                     November 1, 2001--    May 1, 2001--      From inception--
                       April 30, 2002      April 30, 2002    December 10, 1999--
                                                               April 30, 2002
--------------------------------------------------------------------------------
MEEHAN FOCUS FUND         17.84%*               7.89%*              6.74%*
--------------------------------------------------------------------------------
S&P 500                    0.06%              (19.95%)            (9.51%)
--------------------------------------------------------------------------------
NASDAQ                     2.31%              (12.62%)            (27.12%)
--------------------------------------------------------------------------------

     The Fund's goal is long-term capital appreciation which we endeavor to obtain by solid security analysis and a disciplined approach to investing. We look not only at the price of a stock, its earnings, and its intrinsic value, but also at the character and competence of the management in making our stock selections. We want management we can trust since we intend to hold the stocks we purchase for the long term.

-----------------------------

*Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. InCap Securities, Inc. Distributors.

May 23, 2002
Page 2

     On the first weekend in May, I again attended the Berkshire Hathaway annual meeting in Omaha not only because Berkshire Hathaway is the Fund's largest holding but also because Berkshire's CEO, Warren Buffett, discusses at length his approach to security analysis. Mr. Buffett, in purchasing stocks, considers himself to be a part owner and believes all investors should look at stock investments this way rather than as trading vehicles. He was optimistic about Berkshire's prospects in its insurance businesses for 2002 and in the performance of his many other companies over the long term. We expect that Berkshire Hathaway will be a mainstay of our portfolio.

     Earlier this year, we added a number of stocks to our portfolio, including retailers Shopko, CVS, and Payless Shoe Stores. More recently we established a position in Qwest Communications International, Inc. It is our view that the value of Qwest's income-producing assets, primarily US West, a regional bell operating company, and numerous Yellow Page businesses, significantly exceed the current market value of the stock. It may take years for Qwest to straighten itself out but, given the depressed price at which we purchased our stock, the prospects for significant gain over the long term are excellent. Over the past six months we also have added to many of our existing holdings. However, we trimmed our position in Progressive, our best performing stock, because its price went beyond what we considered its fair value. We redeployed those proceeds into stocks with better prospects for the future.

PORTFOLIO REVIEW
----------------

     The Fund's Schedule of Investments, which is attached, identifies the stocks we held and their market value as of April 30, 2002. Our Fund held 40 positions and over 81% of

May 23, 2002
Page 3

the Fund's assets were invested in twenty-five stocks. Our top ten holdings, which represented more than 40% of the Fund, were as follows:

     Company                                            % of Fund
     -------                                            ---------

     1.   Berkshire Hathaway                                  7.3
     2.   Office Depot                                        4.2
     3.   Progressive Corp.                                   4.2
     4.   Hubbell B                                           3.7
     5.   Goodyear Tire                                       3.6
     6.   Catellus Development                                3.6
     7.   MONY, Inc.                                          3.6
     8.   TrizecHahn                                          3.5
     9.   Adaptec, Inc.                                       3.4
     10.  Rowan Co.                                           3.4
                                                             ----
                                                             40.5

     Eight of our top ten holdings show gains since we purchased them with Goodyear and TrizecHahn being the exceptions. Their losses are relatively small, and we believe they will perform well over the long term. In our 2001 Annual Report, we reviewed Office Depot, Adaptec, and Pfizer. Both Office Depot and Adaptec have continued to appreciate, and Pfizer is slightly below our purchase price. Nevertheless, we expect solid long-term performance from Pfizer, a well-managed global pharmaceutical and consumer products company.

BRIEF DISCUSSION OF THREE OF OUR HOLDINGS
-----------------------------------------

                             HUBBELL--ROWAN--SHOPKO

     The three holdings reviewed in this section were purchased at different times and reflect our focus on value in selecting stocks for the Fund's portfolio. The chart below shows

May 23, 2002
Page 4

the average price per share the Fund paid for each stock, the market price as of April 30, 2002, and the percentage change in the price of these shares since their purchase.

----------------------------------------------------------------------------------------
                         Average Price per        April 30, 2002        Percent Increase
                               Share          Market Price per Share
----------------------------------------------------------------------------------------
Hubbell, Inc.                  $26.54                 $34.43                 29.7%
----------------------------------------------------------------------------------------
Rowan Companies, Inc.          $16.47                 $25.38                 54.0%
----------------------------------------------------------------------------------------
Shopko Stores, Inc.            $10.81                 $20.83                 92.6%
----------------------------------------------------------------------------------------

     Hubbell was initially purchased on the day the Fund commenced operations, December 10, 1999, and the Fund now owns 18,000 shares. Hubbell is engaged in the design, manufacture and sale of electrical and electronic products for consumers and heavy industry. We purchased Hubbell because of its strong franchise, its diversified product line and because it paid a significant dividend. However, with its exposure to the telecommunications sector and with the overall economic slowdown, these shares initially declined to the point where the stock's yield was approaching 6%. At that point, we added to our position because we remained confident Hubbell would be a strong, long-term performer. As a result of the overall improvement in the economy and management's continued efforts to reduce costs and control capital expenditures, the company's performance has improved and the stock has appreciated significantly over the past year. Hubbell currently yields 3.74%, and we look forward to holding Hubbell for a long time.

     Rowan was first purchased by the Fund in the fall of 2001, and we now own 22,000 shares. Rowan is one of the major off-shore drilling contractors in the world and operates principally, but not exclusively, in the Gulf of Mexico. By the fall of 2001, Rowan's share

May 23, 2002
Page 5

price had dropped close to 70% from its 1997 high. We began accumulating shares as we anticipated a recovery in the domestic oil and gas industry, and were confident management would continue its efforts to control expenses during the lean times. As the U.S. oil and gas industry has recovered, Rowan's share price has grown, and our gain in this stock is more than 50%. We believe there is considerable upside in the stock as the domestic gas and oil industry improves over the long term.

     We purchased our 15,000 shares of Shopko in January and February 2002. Shopko is a discount retailer operating throughout the upper Midwest to the Pacific Northwest. Most of its stores are located in small to mid-sized markets, with many stores in markets where it does not have to meet Target and Wal-Mart head on. However, even in the mid-sized cities where it meets such competitors, Shopko has performed well. Recently, Kmart's bankruptcy has improved Shopko's position in areas where Kmart was a major competitor. The overall retail economic recovery and improved management by Shopko should result in continued appreciation of this stock which has been the Fund's best performing stock over the first four months of 2002.

CONCLUSION
----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. Twice in April 2002, our Fund was listed in the WALL STREET JOURNAL as one of the ten best performing funds over a twelve-month period in the multicap

May 23, 2002
Page 6

value group of more than 470 funds. The Fund's NASDAQ symbol is: MEFOX, and you can check the net asset value on a daily basis over the internet just as you would any stock, by typing in the Fund's symbol in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                        Sincerely,


                                        Thomas P. Meehan

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER         MARKET
                                                       OF SHARES       VALUE
                                                       ---------       -----
COMMON STOCK -- 99.60%
Aerospace -- 1.94%
Goodrich Corp.                                            10,100    $    322,392
                                                                    ------------

AUTOMOBILE MANUFACTURERS, PARTS & EQUIPMENT -- 2.32%
Visteon Corp.                                             25,000         386,000
                                                                    ------------

BANKS--2.97%
Golden State Bancorp                                      15,000         494,850
                                                                    ------------

COMPUTER HARDWARE & ELECTRONIC EQUIPMENT -- 1.65%
EMC Corp.*                                                30,000         274,200
                                                                    ------------

COMPUTER SERVICES & SOFTWARE -- 6.22%
Adaptec, Inc.*                                            38,000         558,600
Micro Systems Inc.                                        17,000         476,000
                                                                    ------------
                                                                       1,034,600
                                                                    ------------

COMMERCIAL SERVICES -- 2.60%
Cendant Corp.*                                            24,000         431,760
                                                                    ------------

DIVERSIFIED CONGLOMERATES -- 10.34%
Berkshire Hathaway, Inc. Class B*                            500       1,216,500
Illinois Tool Works, Inc.                                  7,000         504,700
                                                                    ------------
                                                                       1,721,200
                                                                    ------------

ELECTRONICS --7.03%
Hubbell Inc.                                              18,000         619,740
Vishay                                                    25,000         549,750
                                                                    ------------
                                                                       1,169,490
                                                                    ------------

ENTERTAINMENT -- 5.71%
General Motors -Hughes Electronics                         5,000          74,900
Six Flags, Inc.                                           12,000         219,600
Adelphia Communications Corp.*                            20,000         120,400
Liberty Media Corp. *                                     50,000         535,000
                                                                    ------------
                                                                         949,900
                                                                    ------------

FOREST & PAPER PRODUCTS -- 2.49%
International Paper Co.                                   10,000         414,300
                                                                    ------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER         MARKET
                                                       OF SHARES       VALUE
                                                       ---------       -----

GAS & OIL -- 4.92%
Frontier Oil Corp.                                         6,000         126,000
Methanex Corp.*                                           17,483         134,094
Rowan Companies Inc. *                                    22,000         558,360
                                                                    ------------
                                                                         818,454
                                                                    ------------

HOTELS -- 2.46%
Hilton Hotels Corp.                                       25,000         409,000
                                                                    ------------

INSURANCE -- 7.71%
MONY Group, Inc.                                          15,200    $    592,800
                                                                    ------------
Progressive Corp.                                         12,000         690,000
                                                                    ------------
                                                                       1,282,800
                                                                    ------------

MACHINERY, GENERAL INDUSTRIAL -- 2.93%
Black & Decker Corp.                                      10,000         486,800
                                                                    ------------

MANAGED CARE -- 1.32%
Kindred Healthcare Inc. *                                  4,950         220,275
                                                                    ------------

MEDICAL PRODUCTS -- 0.81%
PerkinElmer Inc.                                          10,500         134,400
                                                                    ------------

MEDICAL DRUGS -- 4.02%
Dr. Reddy'sd Laboratories Ltd.- ADR *                      9,000         196,830
Pfizer, Inc.                                              13,000         472,550
                                                                    ------------
                                                                         669,380
                                                                    ------------

OFFICE EQUIPMENT -- 4.14%
Office Depot, Inc.*                                       36,000         689,040
                                                                    ------------

REAL ESTATE & CONSTRUCTION -- 9.19%
Catellus Development Corp.*                               29,300         597,720
Fleetwood Enterprises, Inc.                               33,500         357,445
TrizecHahn Corp.                                          37,000         573,870
                                                                    ------------
                                                                       1,529,035
                                                                    ------------

RETAIL -- 10.26%
Tiffany & Co.                                             12,000         477,000

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER         MARKET
                                                       OF SHARES       VALUE
                                                       ---------       -----

Toys R Us, Inc.*                                          27,000         466,290
CVS Corp.                                                 10,000         334,800
Payless Shoesource, Inc. *                                 2,000         117,080
ShopKo Stores, Inc.                                       15,000         312,450
                                                                    ------------
                                                                       1,707,620
                                                                    ------------

RUBBER -- 3.61%
Goodyear Tire & Rubber Co.                                27,000         600,750
                                                                    ------------

TELECOMMUNICATIONS -- 4.29%
IDT Corp.*                                                11,000         220,000
IDT Corp. Class B*                                        11,000         192,610
Quest Communications International                        60,000         301,800
                                                                    ------------
                                                                         714,410
                                                                    ------------

UTILITIES -- 0.67%
AES Corp.                                                 14,000         112,280
                                                                    ------------

TOTAL COMMON STOCK (Cost $14,286,387)                                 16,572,936
                                                                    ------------

SHORT TERM INVESTMENTS -- 0.21%
Evergreen Money Market Trust CL Y (Cost $35,445)          35,445          35,445
                                                                    ------------

TOTAL INVESTMENTS (Cost $14,321,832) -- 99.81%                        16,608,381
OTHER ASSETS LESS LIABILITIES -- .19%                                     31,726
                                                                    ------------
NET ASSETS -- 100.00%                                               $ 16,640,107
                                                                    ============

*    Non-income producing investment.

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2002
--------------------------------------------------------------------------------

ASSETS:
        Investments, at market (identified cost
           $14,321,832) (Note 1)                                   $ 16,608,381
        Receivables:
           Dividends and interest                                         3,784
           Fund share subscriptions                                      74,589
           Investments sold                                             159,425
                                                                   ------------
                Total assets                                         16,846,179
                                                                   ------------

LIABILITIES:
        Payables:
           Due to Advisor (Note 4)                                       19,889
           Investments purchased                                        186,183
                                                                   ------------
                Total liabilities                                       206,072
                                                                   ------------

NET ASSETS                                                         $ 16,640,107
                                                                   ============

NET ASSETS CONSIST OF:
      Common stock (100,000,000 shares of $.0001 par value
         authorized, 1,193,538 shares outstanding) (note 2)        $        119
      Additional capital paid-in                                     14,663,970
      Undistributed net investment loss                                 (50,014)
      Accumulated net realized loss on investments                     (260,517)
      Net unrealized depreciation on investments                      2,286,549
                                                                   ------------

Net Assets, for 1,193,538 shares outstanding                       $ 16,640,107
                                                                   ============

Net Asset Value, offering and redemption price per share           $      13.94
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS  (Unaudited)
For the Period Ended April 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                                     $      1,580
      Dividends                                                          62,181
                                                                   ------------
           Total investment income                                       63,761
                                                                   ------------

EXPENSES:
      Investment advisory fees (Note 4)                                  75,850
      Service fees (Note 4)                                              37,925
                                                                   ------------
           Total expenses                                               113,775
                                                                   ------------

      Net investment loss                                               (50,014)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                  (35,463)
      Net change in unrealized appreciation on investments            2,415,171
                                                                   ------------
                                                                      2,379,708
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  2,329,694
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

                                                                PERIOD ENDED      YEAR ENDED
                                                               APRIL 30, 2002  OCTOBER 31, 2001
                                                               --------------  ----------------
INCREASE IN NET ASSETS                                          (UNAUDITED)
OPERATIONS:
     Net investment gain (loss)                                 $    (50,014)    $     13,699
     Net realized loss on investments                                (35,463)        (224,689)
     Net change in unrealized appreciation
         (depreciation) on investments                             2,415,171         (506,646)
                                                                ------------     ------------
Net increase (decrease) in net assets resulting
   from operations                                                 2,329,694         (717,636)
                                                                ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                --          (58,104)
                                                                ------------     ------------

Increase in net assets from Fund share transactions (note 2)       1,497,208        3,623,505
                                                                ------------     ------------

Increase in net assets                                             3,826,902        2,847,765

NET ASSETS:
     Beginning of period                                          12,813,205        9,965,440
                                                                ------------     ------------
     End of period (including acumulated net investment
         income of $0 and $0, respectively)                     $ 16,640,107     $ 12,813,205
                                                                ============     ============

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)

                                                     FOR THE PERIOD
                                                         ENDED          FOR THE YEAR     FOR THE PERIOD
                                                     APRIL 30, 2002        ENDED             ENDED
                                                      (UNAUDITED)     OCTOBER 31, 2001  OCTOBER 31, 2000*
                                                      -----------     ----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      11.83      $      12.47      $      12.00
                                                      ------------      ------------      ------------

INVESTMENT OPERATIONS:
       Net investment income (loss)                          (0.04)             0.02              0.06
       Net realized and unrealized gain (loss) on
          investments                                         2.15             (0.59)             0.42
                                                      ------------      ------------      ------------
            Total from investment operations                  2.11             (0.57)             0.48
                                                      ------------      ------------      ------------

Distributions:
       From net investment income                               --             (0.07)            (0.01)
                                                      ------------      ------------      ------------
            Total distributions                                 --             (0.07)            (0.01)
                                                      ------------      ------------      ------------

NET ASSET VALUE, END OF PERIOD                        $      13.94      $      11.83      $      12.47
                                                      ============      ============      ============

TOTAL RETURN                                                 17.84%            (4.60)%            3.97%

RATIOS/SUPPLEMENTAL DATA
       Net assets, end of period (in 000's)           $     16,640      $     12,813      $      9,965
       Ratio of expenses to average net assets                1.50%1            1.50%             1.50%1
       Ratio of net investment income
         to average net assets                               (0.66)1            0.12%             0.62%1
       Portfolio turnover rate                               14.10%            50.93%            20.57%

1    Annualized
*    The Meehan Focus Fund commenced operations on December 10, 1999.

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Edgemoor Capital Management, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

The fund has a capital loss carryforward of $225,055, of which $366 expires in 2008 and $224,689 expires in 2009.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)
d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS
          Transactions in shares of the Fund for the period ended April 30, 2002 were as follows:

                                                     SHARES           AMOUNT
    Sold ....................................          110,672     $  1,497,872
    Reinvestments ...........................               --               --

    Redeemed ................................              (51)            (664)
                                                  ------------     ------------
    Net Increase ............................          110,621     $  1,497,208
                                                  ============     ============

     Transactions in shares of the Fund for the year ended October 31, 2001 were as follows:

                                                     SHARES           AMOUNT
    Sold ....................................          279,001     $  3,567,280
    Reinvestments ...........................            4,505           56,942
    Redeemed ................................              (59)            (717)
                                                  ------------     ------------
    Net Increase ............................          283,447     $  3,623,505
                                                  ============     ============

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2002, were as follows:

     Purchases ...................................               $3,939,408

     Sales .......................................                2,121,877

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

3.   INVESTMENT TRANSACTIONS-(CONTINUED)
     At April 30, 2002, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation ....................................         $ 3,471,824
     Depreciation ....................................          (1,185,275)
                                                               -----------

     Net appreciation on investments .................         $ 2,286,549
                                                               ===========

     At April 30, 2002, the cost of investments for federal income tax purposes was $14,321,832.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2002, the Advisor received fees of $75,850.


     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended April 30, 2002 the advisor received fees of $37,925.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company ("DSC") to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services. On December 5, 2001, Declaration Holdings Company, the parent company of DSC, was acquired by InCap Group, Inc ("ICG"). As a result, InCap Service Company ("ISC"), a subsidiary of ICG, assumed the obligations of the Investment Company Services Agreement. ISC currently provides the Fund with the same day-to-day operational services as DSC had provided prior to the acquisition.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(CONTINUED)
     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. . On December 5, 2001 Declaration Distributors, Inc. was changed to InCap Securities, Inc. as Declaration Holdings Company, the parent company of Declaration Distributors, Inc., was acquired by InCap Group, Inc., the parent company of InCap Securities, Inc. InCap Securities, Inc. serves as the principal underwriter of the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2002.

     One of the directors and officers of the Fund is a director and officer of the Advisor.